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                               CNI CHARTER FUNDS

                             TECHNOLOGY GROWTH FUND

                           INSTITUTIONAL CLASS SHARES
                                 CLASS A SHARES

     SUPPLEMENT DATED APRIL 11, 2003 TO PROSPECTUSES DATED JANUARY 31, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following paragraph is inserted as the last paragraph of the section entitled, "The Funds -- Technology Growth Fund -- Principal Risks of Investing in the Technology Growth Fund":

SINGLE STOCK RISK -- Although the Technology Growth Fund is classified as a "diversified" mutual fund under applicable law, consistent with such designation the Fund may invest up to 25% of its assets in common stock issued by a single company. For example, as of Technology Growth Fund's most fiscal year end, approximately 13% of the Fund's net assets were invested in common stock of Microsoft Corporation. As with any mutual fund, whether diversified or not, volatility in the price of an individual security will have a proportionate impact on the volatility of the net asset value of the Fund. The impact of volatility in the price of an individual security on the net asset value of the Fund depends on how widely the Fund diversifies its investments among the various companies it holds. Accordingly, the more that the Fund invests its assets in the stock of a single company, the larger proportionate impact any change in the value of such stock will have on the net asset value of the Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.